UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2023, PennyMac Mortgage Investment Trust (the “Company”), through three of its indirect, wholly owned subsidiaries, PMT ISSUER TRUST - FHLMC SAF (“Issuer Trust”), PMT SAF Funding, LLC (“Depositor”) and PennyMac Corp. (“PMC”), entered into a structured finance transaction that PMC will use to finance Freddie Mac servicing advance receivables. The Company entered into (i) an Indenture by and among Issuer Trust, as issuer, PMC, as administrator and servicer, Citibank, N.A., as indenture trustee (“Citibank”), calculation agent, paying agent, custodian and securities intermediary, and Barclays Bank PLC, as administrative agent (“Barclays”), dated August 10, 2023 (“Indenture”), (ii) a Series 2023-VF1 Indenture Supplement by and among Issuer Trust, as issuer, PMC, as administrator and as servicer, Citibank, as indenture trustee, and Barclays, as administrative agent, dated August 10, 2023 (“Indenture Supplement”), (iii) Receivables Sale Agreement by and between PMC and Depositor, dated August 10, 2023 (“Sale Agreement”), (iv) a Receivables Pooling Agreement by and between Depositor and Issuer Trust, dated August 10, 2023 (“Pooling Agreement”), and (v) a Variable Funding Note Purchase Agreement by and among Issuer Trust, Sheffield Receivables Company LLC, as conduit purchaser, Barclays, as committed purchaser, Citibank, as indenture trustee, PMC, as servicer and administrator, and Depositor, dated August 10, 2023 (“VFN Purchase Agreement”). The stated maturity date of the related Series 2023-VF1, Class A-VF1 Variable Funding Note (“Series 2023-VF1 Note”) issued pursuant to the Indenture Supplement is August 9, 2025. The initial maximum principal amount of the Series 2023-VF1 Note is $150,000,000, which is fully committed.

During the revolving term of the Series 2023-VF1 Note, PMC is required to repay the purchasers monthly for accrued interest (at a rate reflective of the current market based on a spread above the one-month term Secured Overnight Financing Rate).

The Indenture and VFN Purchase Agreement require that PMC and the Issuer Trust make certain representations, warranties and covenants customary for this type of transaction. The Indenture Supplement also contains certain advance rate reduction events, early amortization events, and scheduled principal payment events (subject to certain triggers) that would require the Issuer Trust to make early payments of principal on the Series 2023-VF1 Note. In addition, the Indenture contains events of default (subject to certain materiality thresholds and grace periods) that apply to the Series 2023-VF1 Note, including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the Series 2023-VF1 Note.

PMC has the obligation to make advances of delinquent principal and interest, advances of taxes and insurance and all other advances including foreclosure and liquidation and related expenses required to be made by a servicer under the Freddie Mac Single-Family Seller/Servicer Guide and the right to collect the related receivables. Pursuant to the Sale Agreement, PMC sells all right, title and interest, whether now owned or subsequently acquired, in the Freddie Mac servicing advance receivables to the Depositor. In accordance with the Pooling Agreement, Depositor sells and/or contributes, assigns, transfers and conveys to the Issuer Trust, all of the Depositor’s right, title and interest, whether now owned or subsequently acquired, in the Freddie Mac servicing advance receivables.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) the Indenture, Indenture Supplement, Sale Agreement, Pooling Agreement, and VFN Purchase Agreement, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 to 10.5, respectively, and (ii) the full text of all other amendments to the foregoing filed hereafter with the SEC.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Indenture by and among PMT ISSUER TRUST - FHLMC SAF, PennyMac Corp., Citibank, N.A., Barclays Bank PLC, dated August 10, 2023

10.2^	Series 2023-VF1 Indenture Supplement by and among PMT ISSUER TRUST - FHLMC SAF, PennyMac Corp., Citibank, N.A., Barclays Bank PLC, dated August 10, 2023

10.3	Receivables Sale Agreement by and between PennyMac Corp. and PMT SAF Funding, LLC, dated August 10, 2023

10.4	Receivables Pooling Agreement by and between PMT SAF Funding, LLC and PMT ISSUER TRUST - FHLMC SAF, dated August 10, 2023

10.5^	Variable Funding Note Purchase Agreement by and among PMT ISSUER TRUST – FHLMC SAF, Sheffield Receivables Company LLC, Barclays Bank PLC, Citibank, N.A., PennyMac Corp., and PMT SAF Funding, LLC, dated August 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Portions of the exhibit have been redacted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: August 16, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer